RULES OF THE IMS
                                HEALTH EUROPEAN
                                    DEFERRED
                               COMPENSATION PLAN












EFFECTIVE DATE: The Plan shall be effective as of December 1, 2000


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                                 INDEX

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    RULE                            SUBJECT MATTER
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      1.                              DEFINITIONS
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      2.                                AWARDS
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      3.                          FORFEITURE OF AWARDS
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      4.                                LIMITS
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      5.                           INVESTMENT SHARES
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      6.                           TAX AND SECURITIES
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      7.                   CESSATION OF EMPLOYMENT BY GROUP
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      8.                    EMPLOYEES RIGHTS/MISCELLANEOUS
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      9.   CHANGE OF CONTROL, RECONSTRUCTION, TAKE-OVER AND WINDING UP OF THE
                                     PARENT COMPANY
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     10.                       REGULATIONS AND AMENDMENTS
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     11.                                NOTICES
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     12.                              TERMINATION
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     13.                             GOVERNING LAW
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                             RULES OF THE IMS HEALTH
                       EUROPEAN DEFERRED COMPENSATION PLAN

1.   DEFINITIONS

     1.1. In these Rules the following words and expressions have the following meanings:-
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      "Act"            the Income and Corporation Taxes Act 1988.
     ---------------------------------------------------------------------------
      "Adoption Date"  the date as of which the Plan was approved by resolution of the Committee.
      -------------------------------------------------------------------------
      "Administrator"  shall mean the person or persons to whom
                       the Committee has delegated authority to take action
                       under the Plan.
      -------------------------------------------------------------------------
      "Award"          the award of a deferred and conditional entitlement to
                       Trust Property in accordance with these Rules.
      -------------------------------------------------------------------------
      "Award           the document issued by the Trustees evidencing an
      Certificate"     intention to provide an Award under Rule 2 and which
                       will be in such form as the Committee may from time to
                       time prescribe and such document will be sent to each
                       Participant as soon as practical after the grant of an
                       Award.
      -------------------------------------------------------------------------
      "Committee"      shall mean the Compensation & Benefits Committee of the
                       Board of Directors of the Parent Company or any other
                       directors of the Parent Company designated as the
                       Committee by the Board of Directors of the Parent
                       Company. The Committee may delegate any or all of its
                       functions to the Administrator.
      -------------------------------------------------------------------------
      "Company"        shall mean as applicable:-

                           (a) IMS Health HQ Limited, whose registered
                               office is at 7 Harewood Avenue, London, NW1
                               6JB;

                           (b) Intercontinental Medical Statistics
                               International, Ltd., whose registered office is at Pennsylvania Railroad Building, 110 South French Street, Suite 402, Wilmington, DE, 19801; or

                           (c) any member of the Group.
      -------------------------------------------------------------------------
      "Control"        control within the meaning of Section 840 of the Act
                       and "Controlled" shall be construed accordingly.
      -------------------------------------------------------------------------

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      -------------------------------------------------------------------------

      "Date of         such date prior to the Date of Entitlement determined
      Determination"   by the Trustees in their discretion on the
                       recommendation of the Committee provided that such date
                       shall be the date the Trustees receive notification of
                       the occurrence of any of the events stipulated in Rule 9
                       or such date shall be the date when the Trustees
                       determine to Release an Award on the cessation of a
                       Participant's Employment in accordance with the
                       provisions of Rule 7.
      -------------------------------------------------------------------------
      "Date of         the date on which a Participant becomes
      Entitlement"     unconditionally entitled to the Award which shall be
                       the earliest of the following specified dates:-

                           (a) the date specified in the Award Certificate;

                           (b) any other date specified by the Trustees in
                               writing to the Participant and the Committee.

                           A Participant shall have no interest in any Trust
                           Property until the date of entitlement. For the
                           avoidance of doubt any right arising at the date of
                           entitlement shall be conditional on the relevant
                           Participant not having been dismissed for good cause
                           prior to the date of entitlement.
      -------------------------------------------------------------------------
      "Effective Date" the date when the Plan was approved by the Parent
                       Company.
      -------------------------------------------------------------------------
      "Date of Grant"  the date on which an Award is granted pursuant to the provisions of Rule 2.
      -------------------------------------------------------------------------
      "Directors"      the board of directors of from time to time of the Parent
                       Company or the directors present at a duly convened
                       meeting of the directors of Parent Company or a duly
                       appointed committee of the board of directors at which a
                       quorum is present.
      -------------------------------------------------------------------------
      "Eligible        an employee or director of a Group Company who:-
      Employee"            (a)   devotes a substantial part of his working
                                 time to service with one or more Group
                                 Companies; and

                           (b) is not on the Date of Grant under notice to cease Employment with a Group Company; or

                           (c) any person designated an eligible employee by the Committee in its discretion; or

                        a trustee on behalf of such employee or director, and who in each

      -------------------------------------------------------------------------

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      --------------------------------------------------------------------------
                        such case, has been approved as an eligible employee for the purposes of the Plan for the Plan Year in question by the Committee.
      -------------------------------------------------------------------------
      "Employment"     the subsistence of a contract of employment or contract
                       for services with a Group Company and "Employed" shall be
                       construed accordingly.
      -------------------------------------------------------------------------
      "Group"          means the Company; and

                       (a)  Subsidiaries of the Company; and

                       (b)  any company which is its Holding Company; and

                       (c)  Subsidiaries of its Holding Company.

                        and "Group Company" shall be construed accordingly.
      -------------------------------------------------------------------------
      "Holding         a holding company as defined by Section 736 of the
      Company"          Companies Act 1985.
      -------------------------------------------------------------------------
      "Investment      any Trust Property unconditionally transferred on the
      Shares"          Date of Entitlement provided in addition to a
                       Participant's Award as stated in the Award Certificate.
      -------------------------------------------------------------------------
      "Notional        a notional investment with a notional value of (pound)1
      Investment"      at the Date of Grant. An Eligible Employee and/or
                       Participant shall have no right to the payment howsoever
                       of the notional investment in any form whatsoever.
      -------------------------------------------------------------------------
      "Parent          Company" IMS Health Incorporated whose registered office
                       is at 200 Nyala Farms, Westport CT 06880.
      -------------------------------------------------------------------------
      "Participant"     an Eligible Employee who has been granted and still has
                        a subsisting Award under the Plan. Reference to a
                        Participant shall include where the context so admits or
                        requires, his personal representative.
      -------------------------------------------------------------------------
      "Plan"            the IMS Health European Deferred Compensation Plan as
                        established by these Rules and Schedules and subject to
                        any amendments made from time to time in accordance with
                        these Rules and Schedules.
      -------------------------------------------------------------------------
      "Plan Year"       1st January to 31st December.
      -------------------------------------------------------------------------

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      -------------------------------------------------------------------------
      "Retirement      the Participant's normal retirement date under his
      Date"            contract of employment or such other date as the
                       Committee may determine.
      -------------------------------------------------------------------------
      "Release"        when the Participant becomes unconditionally entitled to
                       the Award and any Investment Shares (such Investment
                       Shares, if any, will be provided in accordance with the
                       provisions of Rule 5) which will normally be on the Date
                       of Entitlement and "Released" shall be construed
                       accordingly.
      -------------------------------------------------------------------------
      "Relevant        the period between the Date of Grant of an Award and
      Period"          the Date of Determination of such Award.
      -------------------------------------------------------------------------
      "Rules"          these rules and the Schedules to these rules as amended
                       from time to time, in accordance with the amendment
                       provisions of these rules.
      -------------------------------------------------------------------------
      "Schedule"       the schedule to these Rules.
      -------------------------------------------------------------------------
      "Specified       the investment specified by the Trustees which may be
      Investment Fund"  selected on recommendation by the Committee.
      -------------------------------------------------------------------------
      "Subsidiary"     a subsidiary company as defined by Section 736 of the
                        Companies Act 1985.
      -------------------------------------------------------------------------
      "Tax" includes any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature including, without limitation, employee's national insurance contributions and social contributions, and interest or penalties in respect thereof.
      -------------------------------------------------------------------------
      "Trust"          the IMS Health European General Employee Benefit Trust
                        and "Trustees" shall be construed accordingly.
      -------------------------------------------------------------------------
      "Trust Property" has the meaning given in the Trust deed.
      -------------------------------------------------------------------------

 1.2. Word or expressions defined in the Act and the United Kingdom Companies Acts 1985 and 1989 shall bear the same meanings in these Rules and where there is a conflict the definitions in the Act and the United Kingdom Companies Acts 1985 and 1989 shall take precedence.

 1.3. Where the context so admits or requires words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine and neuter.

 1.4. Any reference to a statute or statutory provision shall be construed as if it referred also to that statute or provision as the same may from time to time be consolidated, replaced, amended or re-enacted and to any related statutory instrument or other subordinate legislation in force from time to time.

 1.5 Reference to a "company" shall be construed to include any company, corporation or other body corporate, wherever and however incorporated or established.

 1.6. References to a "person" shall be construed so as to include any individual, firm, company, government, state or agency of state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having a separate legal personality).

 1.7 Wherever the Rules refer to the Committee having the ability to determine, decide or change matters howsoever this will mean that the Committee shall be entitled to do so in its sole, absolute and unfettered discretion and no person shall have any right to challenge, dispute or appeal whatsoever against the Committee's determination, decision or change howsoever made. The Committee may delegate some or all of its functions to the Administrator.

 1.8. The Committee shall administer the Plan in accordance with its terms, and shall have the power necessary to accomplish such purpose, including the power and authority to construe and interpret the Plan, to define the terms used herein, to prescribe, amend or rescind rules and regulations, agreements, forms, and notices relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any actions by the Committee with respect to the Plan shall be conclusive and binding upon all persons interested in the Plan, except that any action of the Administrator shall not be binding on the Committee. The Committee and the Administrator may each appoint agents and delegate thereto powers and duties under the Plan, except as otherwise limited by the Plan.

 1.9. The Administrator shall be appointed by, and shall remain in office at the will of, and may be removed, with or without cause, by the Committee. The Administrator may resign at any time. The Administrator shall not be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under the Plan. The Administrator shall not receive any special compensation for serving in his or her capacity as Administrator but shall be reimbursed for any reasonable expenses incurred in connection therewith. No bond or other security need be required of the Administrator in any jurisdiction.

1.10. Each member of the Committee and the Administrator shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Parent Company or any Group Company, the Parent Company's or any Group Company's independent certified public accountants, executive compensation consultants, legal counsel, or other professional retained by the Parent Company or any Group Company to assist in the administration of the Plan. To the maximum extent permitted by law, no member of the Committee or the Administrator, nor any person to whom ministerial duties have been delegated, shall be liable to any person for any action taken or omitted in good faith in connection with the interpretation or administration of the Plan.

1.11. To the maximum extent permitted by law, members of the Committee and the Administrator shall be fully indemnified and protected by the Parent Company or any Group Company with respect to any action taken or omitted in good faith in connection with he interpretation or administration of the Plan.

1.12. The headings are included for convenience only and shall not affect the interpretation or construction of these Rules and Schedules.

2.    AWARDS

2.1. In respect of each Plan Year the Committee shall determine whether to recommend to the Trustees to make Awards under the Plan, and if so determined by the Committee, the Committee shall recommend to the
      Trustees:

      (a) which Eligible Employees shall be offered participation in the Plan for that Plan Year;

      (b)   the value of the Awards made to such Eligible Employees;

      (c)   the Date of Entitlement for Awards; and

      (d) any other terms and conditions that the Committee recommend apply to such Awards.

2.2. As soon as reasonably practicable after the Committee's recommendation has been received by the Trustees in accordance with the provisions of Rule
      2.1 above, the Trustees shall determine whether to follow such recommendation. If the Trustees do determine to follow such recommendation the Trustees shall as soon as reasonably practicable issue Award Certificates to Participants granted an Award.

2.3. All grants of Awards by the Trustees shall be subject to the requirement that the Eligible Employee and/or Participant is in the Employment of a Group Company on the Date of Grant.

2.4.  The Award Certificate shall state:

      (a)   the name and usual address of the Participant;

      (b)   the Date of Grant;

      (c)   the value of the Award;


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      (d)   the Date of Entitlement; and

      (e)   any other terms and conditions that apply to the Award.

2.5. If the Trustees determine not to follow the recommendation of the Committee made in accordance with Rule 2.1 pursuant to Rule 2.2 such recommendation shall forthwith lapse and unless the Committee determines otherwise no Awards shall be granted for that Plan Year.

2.6. The Trustees shall at all times retain the discretion to satisfy all or any part of an Award in such form as they shall determine subject to a requirement to notify the Committee of the form in which such Award will be provided prior to such satisfaction.

2.7. A Participant may at any time prior to the Release of an Award renounce the Award and any prospective rights under the Award in whole, but not in part, by serving notice in writing on the Committee of such intention. Such Participant's notice shall be effective from the date of receipt by the Trustees of notice by the Committee of such renounciation, the Committee to provide such notice to the Trustees immediately on receipt of such Participant's notice.

3.    FORFEITURE OF AWARDS

3.1. An Award shall be personal to a Participant and neither the Award nor any prospective rights under the Award may be transferred, assigned, pledged, charged or otherwise disposed of by a Participant to any other person and if a Participant shall do, suffer or permit any such act or thing, that Award shall lapse. For the avoidance of doubt this Rule 3.1 does not confer any right upon any Participant prior to the Date of Entitlement.

4.    LIMITS

4.1. No Awards shall be granted later than the tenth anniversary of the Adoption Date unless the Plan is extended pursuant to Rule 12.2.

4.2. The Committee may in its discretion determine individual limits for Participants in each territory in which the Plan operates.

5.    INVESTMENT SHARES

5.1. The Trustees may exercise their discretion to provide a Participant with a number of Investment Shares on the Date of Entitlement in addition to such Participant's Award.

5.2. The number of Investment Shares that a Participant may become entitled to shall be calculated in accordance with the provisions of Rule 5.3 and shall depend upon the performance of one or more Specified Investment Funds during the Relevant Period.

5.3. The performance of the Specified Investment Fund shall be calculated as follows:-

      (a) at the Date of Grant a Notional Investment shall be made in the Specified Investment Fund for each Participant granted an Award for the relevant Plan Year, or if there is more than one Specified Investment Fund the Notional Investment shall be invested in the Specified Investment Funds in such proportions as the Trustees in their discretion determine;

      (b) at the Date of Determination the value of the Notional Investment shall be calculated as of that date;

      (c) the value of the Notional Investment calculated in accordance with Rule 5.3(b) above shall then have deducted from it the value of such Notional Investment at the Date of Grant. The balance after such deduction shall be divided by the value of such Notional Investment at the Date of Grant, resulting in a multiplier;

      (d) such multiplier shall be multiplied by the value of the Award at the Date of Grant, the result thereof shall be the value of the Investment Shares.

5.4. If the value of the Investment Shares calculated in accordance with the provisions of Rule 5.3 above is greater than zero, Investment Shares equal to this value may be provided to the Participant at the Date of Entitlement.

5.5. If the value of the Investment Shares calculated in accordance with the provisions of Rule 5.3 above is less than zero, such value shall be deducted from the value of the Award provided to the Participant on the Date of Entitlement.

6.    TAX

6.1. The grant of an Award to a Participant under the Plan shall be conditional upon the agreement of that Participant to indemnify the Parent Company or Group Company for any:

      (a) Income Tax payable in respect of such Award and where applicable any related Investment Shares pursuant to the Income Tax (Employments) (Notional Payments) Regulations 1996 or otherwise; and

      (b) employee's National Insurance contributions payable in respect of such Award and where applicable any related Investment Shares; and

      (c) any other Tax payable in respect of the Award (the payments together referred to as the "Tax Payment");

      such agreement to be deemed by the acceptance by such Participant of the Award. Without prejudice to the foregoing in a case where the Parent Company or Group Company by virtue of the Release of an Award and where applicable any related Investment Shares will be obliged to make a Tax Payment, the Release, unless the Parent Company or Group Company has received a payment prior to the Release from the Participant of an amount not less than the Tax Payment or an authority to deduct the same from such Participant's salary, shall not take place.

6.2. The Committee may determine that any Award granted under the Plan shall be subject to additional and/or modified terms and conditions relating to the grant of an Award and/or terms and conditions of Release as may be necessary to comply with or take account of any securities, exchange control or Tax laws and/or other laws or regulations of any territory which may apply to the relevant Eligible Employee, Participant or Group Company.

6.3. In exercising its discretion under Rule 6.2 above the Committee may:

      (a) require an Eligible Employee, Participant or Group Company to make such declarations or take such action as may be required for the purpose of any securities, exchange control or Tax laws and/or other laws or regulations of any territory which may be applicable to such Eligible Employee, Participant or Group Company at the Date of Grant, or prior to and/or on Release of an Award; and

      (b) adopt any supplemental rules, regulations or procedures governing the grant or Release of an Award as may be required for the purpose of any securities, exchange control or Tax laws and/or other laws or regulations of any territory which may be applicable to an Eligible Employee, Participant or Group Company.

6.4. The Participant shall pay all expenses and Taxes which arise or result form the Release of an Award and where applicable any related Investment Shares, provided that a Group Company may in its discretion meet any stamp duty or liability for any other Taxes or expenses arising from such Release as it deems appropriate.

7.    CESSATION OF EMPLOYMENT BY GROUP

7.1. On the cessation of a Participant's Employment with a Group Company, or if the Group Company by whom the Participant is employed shall cease to be a Subsidiary of the Parent Company, in either case before the Date of Entitlement for such Participant's subsisting Award, the Trustees may Release such Award and where applicable any related Investment Shares.

7.2. On the cessation of such Participant's Employment with a Group Company before the Date of Entitlement for such Participant's subsisting Award, the Committee shall recommend to the Trustees that such Award and where applicable any related Investment Shares be Released, provided that the Committee shall make no such recommendation where the cessation of such Participant' Employment is as a result of dismissal for gross misconduct.

7.3. The Committee, on the occurrence of special circumstances (as determined by the Committee in its discretion), may determine in its discretion not to follow the provisions of Rule 7.2 above on the cessation of a Participant's Employment with a Group Company and recommend such cause of action to the Trustees as the Committee determines in its discretion to be appropriate.

7.4. As soon as reasonably practicable after the Committee's recommendation has been received by the Trustees in accordance with the provisions of Rule
      7.2 or Rule 7.3 above, the Trustees shall determine whether to follow such recommendation.

7.5. Any Award not Released to a Participant on the cessation of that Participant's employment with the Group in accordance with the provisions of this Rule 7 shall lapse forthwith. After the lapse of such Award any Trust Property notionally allocated by the Trustees to such Award shall be held by the Trustees for the benefit of the beneficiaries of the Trust who are Employed by the same Group Company as the Participant whose Award lapsed.


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


8.    MISCELLANEOUS

8.1. It shall be a condition of participation in the Plan that a Participant shall not be entitled to any compensation in the event of lawful or unlawful cessation of his Employment with a Group Company, lapse or alteration of any actual or prospective rights under the Plan or any Award granted under the Plan. No provisions of the Plan forms part of any contract of Employment between any Group Company and a Participant and no money paid or benefit conferred upon a Participant under the Plan shall form part of his contractual remuneration.

8.2. Nothing in this Plan or any document issued pursuant to the Plan shall confer upon any person any right to continue in the Employment of any Group Company or shall affect the right of any Group Company to terminate the Employment of any person, or shall impose upon any Group Company, the Committee, the Trustees or their respective agents and employees any liability for the loss of any rights under the Plan which may result if that person's Employment is so terminated whether lawfully or unlawfully. In no circumstances shall any Participant, by reason of his ceasing to be Employed by any Group Company, or any part of the Plan ceasing or failing to be approved by the Inland Revenue or any other revenue authority, be entitled to compensation for loss of any actual or prospective right or benefit under the Plan which such Participant might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful or unfair dismissal and/or other lawful or unlawful breach of contract or by way of compensation for loss of office or otherwise.

      MISCELLANEOUS

8.3. Each Group Company shall bear the costs of establishing and administering the Plan in respect of Eligible Employees or Participants in its Employment.

8.4. Each Group Company shall maintain or cause to be maintained all necessary accounts and records regarding Eligible Employees or Participants in its Employment.

9.    TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND WINDING UP OF THE PARENT
      COMPANY

9.1. If any company or person acting alone or in concert with another or others obtains Control of the Parent Company, the Committee on becoming aware thereof shall notify each Participant and the Trustees. On the receipt of such notification by the Trustees all a Participant's Awards and where applicable any related Investment Shares will be Released by the Trustees.

9.2. If the Court sanctions a scheme of arrangement or compromise under Section 425 of the Companies Act 1985, the Committee on becoming aware thereof shall notify each Participant and the Trustees. On the receipt of such notification by the Trustees all a Participant's Awards and where applicable any related Investment Shares will be Released by the Trustees.

9.3. If any company or person becomes bound or entitled to acquire Shares under Sections 428 to 430F of the Companies Act 1985, the Committee on becoming aware thereof shall notify each Participant and the Trustees. On the receipt of such notification by the Trustees all a Participant's Awards and where applicable any related Investment Shares will be Released by the Trustees.

9.4. If a voluntary winding up of the Parent Company is proposed or if an order is made for the compulsory winding up of the Parent Company, the Committee, in their complete discretion, shall notify each Participant and the Trustees. On receipt of such notification by the Trustees all a Participant's Awards and where applicable any related Investment Shares will be Released by the Trustees.

10.   REGULATIONS AND AMENDMENTS

10.1. The Plan shall be administered by the Committee who may from time to time make such regulations not being inconsistent with the Rules as they deem to be necessary. Any question concerning the interpretation of the Rules or of such regulations or any matter pertaining or pursuant to the Rules which is not dealt with by these Rules shall be determined by the Committee in its sole discretion and such decision shall be final and binding upon the Company or Group Company and Participants.

10.2. The Committee by resolution shall be entitled to amend all or any of the provisions of the Plan provided that no amendment shall be effective which would materially prejudice the interests of Participants in relation to Awards already granted to them without the prior consent or sanction of the majority of that number of Participants who responded to the notification by the Company or Group Company of such proposed amendment.

10.3. The Committee by resolution may determine to recommend to the Trustees that no further Awards be granted and may from time to time modify or suspend the Plan (but without prejudice to the subsisting rights of Participants in relation to Awards already granted).

10.4. Written notice of any amendments made in accordance with Rule 10.2 shall be given to all Participants.

11.   NOTICES

11.1. Notices or documents under the Plan required to be given by the Parent Company or Group Company to an Eligible Employee or a Participant shall be properly given if delivered to him at his normal place of work or sent to him by first class post at his last known address and any notice or document required to be given to the Company or any Group Company shall be properly given if delivered or sent by first class post to the Executive Compensation Department of the Company or Group Company employing the relevant Eligible Employee or Participant addressed to the Executive Compensation Department - European Deferred Compensation Plan.

12.   TERMINATION

12.1. Subject to Rule 12.2, the Plan shall terminate on the earlier of the following dates:

      (a) any date determined by the Committee to be the date of termination of the Plan; and

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

      (b)   the tenth anniversary of the Adoption Date.

12.2. The Committee may at any time resolve to extend the Plan up to a further 10 years. In no circumstances shall the Plan be extended beyond 20 years after the Adoption Date.

12.3. Following termination of the Plan pursuant to this Rule no further Awards shall be granted, but the subsisting rights and obligations of Participants at that time shall continue in force as if the Plan had not been terminated.

13.   GOVERNING LAW

13.1. The Rules and the operation of the Plan shall be governed by and construed in accordance with English law and adherence to these Rules shall constitute submission to the exclusive jurisdiction of the English Courts.

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